UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  SCHEDULE 14A
                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION


           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No._______)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement.

[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2)).

[x] Definitive Proxy Statement.

[ ] Definitive Additional Materials.

[ ] Soliciting Material Pursuant to ss.240.14a-12.


                       The Nottingham Investment Trust II
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

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[ ]  Check box if  any  part of the fee is offset as provided  by  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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                                       2

                               CAPITAL VALUE FUND
                       116 S. Franklin St., P.O. Box 4365
                     Rocky Mount, North Carolina 27803-0365
                      Tel (800) 773-3863 Fax (252) 972-1908

                                December 21, 2004


Dear Capital Value Fund Investor,

I regret to inform you that after much deliberation, I am asking for your decision by way of a proxy vote to close the Capital Value Fund ("Fund"). Believe me, this decision was not very easy to make. However, the current regulatory environment, combined with administrative costs and other fund sensitive issues, have made it impossible for a small fund such as the Capital Value Fund to operate effectively and efficiently, while giving the shareholders the best value.

For regular accounts (meaning non-IRA's), the proceeds from the sale of the Fund will be sent to either your brokerage account (if, in fact you have a brokerage account) or the proceeds will be sent directly to you (if you did not hold the Fund's shares in a brokerage account). Either way, your investment representative will be in touch with you regarding your investment in the Fund. Otherwise, please don't hesitate to contact your investment representative regarding this issue.

If you hold the Fund in an IRA with Wachovia as the custodian, you should have already received the appropriate forms and instructions from us to affect a transfer to a new custodian, which will accept the Fund proceeds. However, if your IRA custodian is another firm other than Wachovia, the proceeds will be sent directly to that custodian (e.g. Sterne, Agee & Leach, Inc., etc.).

If you are already a client of Capital Investment Counsel, Inc. and we maintain a Limited Power of Attorney (under which we can make investment decisions on your behalf), we will review your account and make the decision to invest the assets with our traditional money management strategy through Capital Investment Counsel, Inc. or place the funds in a comparable mutual fund with similar characteristics to the Capital Value Fund.

I can assure you that the decision to close the Fund was not taken lightly and closes a very integral chapter of the Capital Investment Companies' history. Please know that in no way does this mean Capital Investment Companies are undergoing any difficulty. As a matter of fact, the companies that you have helped support are stronger today than they ever have been in their 20-year history.

Please make sure when you receive your proxy to respond as soon as possible, as I feel voting to close the Fund is the best option for the shareholders at this time.

Should you have any questions about this transaction, please do not hesitate to give your Investment Representative a call at 800-849-5522.


                                   Sincerely,
                                   Capital Value Fund

                                   /s/ Richard K. Bryant

                                   Richard K. Bryant
                                   President

                               CAPITAL VALUE FUND

                            116 South Franklin Street
                               Post Office Box 69
                           Rocky Mount, North Carolina
                                   27801-0069

                            _________________________

                                NOTICE OF MEETING
                            _________________________

                                                    Rocky Mount, North Carolina
                                                              December 21, 2004

     A special meeting (the "Special Meeting") of shareholders of the CAPITAL VALUE FUND (the "Fund") will be held on January 7, 2005 at the offices of North Carolina Shareholder Services, LLC, 116 South Franklin Street, Rocky Mount, North Carolina 27801-0069 for the following purposes as described in the accompanying Proxy Statement:

     1. To approve the liquidation of the assets and dissolution of the Fund pursuant to the provisions of a Plan of Liquidation approved by the Fund's Board of Trustees; and

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on December 7, 2004 are entitled to notice of and to vote at the Special Meeting or any adjournments thereof. Returning your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

                        By Order of the Board of Trustees of Capital Value Fund

                        /s/ Jack E. Brinson

                        Jack E. Brinson
                        Chairman

IMPORTANT  NOTE:  VOTING  YOUR PROXY IS  IMPORTANT.  TO VOTE YOUR  SHARES AT THE
SPECIAL MEETING (OTHER THAN IN PERSON AT THE SPECIAL MEETING), A SHAREHOLDER MUST RETURN A PROXY. THE RETURN ENVELOPE ENCLOSED WITH THE PROXY CARD REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA. YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

                               CAPITAL VALUE FUND

                          ______________________________

                           PRELIMINARY PROXY STATEMENT
                          ______________________________

                                December 21, 2004

                                     GENERAL

Introduction

     A special meeting (the "Special Meeting") of shareholders (the "Shareholders") of the Capital Value Fund (the "Fund"), a series of The Nottingham Investment Trust II, a Massachusetts business trust (the "Trust"), will be held on Friday, January 7, 2005 at 3:00 p.m. eastern time at the Fund's principal executive offices, for the purposes set forth in the accompanying notice. The Fund's principal executive offices are located at the offices of North Carolina Shareholder Services, LLC, 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27801-0069, and the Fund's telephone number is (252) 972-9922.

     Only Shareholders of record of Investor Class Shares (the "Investor Shares") and T Shares (the "T Shares") (the Investor Shares and T Shares are collectively referred to herein as the "Shares") at the close of business on December 7, 2004 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting. This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the board of trustees of the Trust (the "Board") to be used at such meeting, and at any and all adjournments thereof, and is first being sent to shareholders on or about the date hereof. Proxies in the accompanying form, properly executed and duly returned and not revoked, will be voted at the Special Meeting (including adjournments). Where you make a specification by means of the ballot provided in the proxies regarding any matter presented at the Special Meeting, such proxies will be voted in accordance with your specification. IF YOU MAKE NO SPECIFICATION ON THE BALLOT PROVIDED IN THE PROXIES, YOUR PROXY WILL BE VOTED IN FAVOR OF THE LIQUIDATION OF THE ASSETS AND DISSOLUTION OF THE FUND PURSUANT TO A PLAN OF LIQUIDATION (THE "PLAN OF LIQUIDATION") PREVIOUSLY APPROVED BY THE BOARD, ATTACHED HERETO AS EXHIBIT A, AND SUMMARIZED BELOW IN PROPOSAL 1.

     Proxies should be sent via US Mail to North Carolina Shareholder Services, LLC at 116 South Franklin Street, Rocky Mount, North Carolina 27801-0069.

     This Proxy Statement is being furnished by the Fund to its Shareholders of record as of the Record Date in connection with the upcoming Special Meeting. The Board is soliciting the vote of all Shareholders that hold Investor Shares and T Shares as of the Record Date with respect to Proposal 1 outlined below.

                                   PROPOSAL 1:
                    TO LIQUIDATE THE ASSETS AND DISSOLVE THE
           FUND PURSUANT TO THE PROVISIONS OF THE PLAN OF LIQUIDATION

The Liquidation in General

     The Fund proposes to liquidate the assets and dissolve the Fund pursuant to the provisions of the Plan of Liquidation, which plan was approved by the Fund's Board at a special meeting held on November 5, 2004 (the "Board Meeting"). The Plan of Liquidation provides for the complete liquidation of all of the assets of the Fund. At the Board Meeting, the Board determined that (i) in order to anticipate and meet redemption requests by Shareholders prior to the Special Meeting, and (ii) to decrease the probability of having to sell portfolio securities at unfavorable prices, the Adviser may begin to liquidate the Fund's assets as it deems appropriate and in the best interests of the Shareholders of the Fund. If the Plan of Liquidation is approved, the Fund's investment adviser, Capital Investment Counsel, Inc. (the "Adviser"), will undertake to liquidate the remainder of the Fund's assets at market prices and on such terms and conditions as the Adviser shall determine to be reasonable and in the best interests of the Fund and its Shareholders. In the event the Plan of Liquidation is not adopted, the Board will then consider what action, if any, should be taken at that time. A copy of the form of the Plan is attached to this Proxy Statement as Exhibit A.

Reasons for the Liquidation

     The Fund is a series of the Trust. The Trust is an open-end management investment company organized as an unincorporated Massachusetts business trust on October 25, 1990. At the Board Meeting, the Fund's Board, including all of the trustees who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940, as amended), unanimously adopted a resolution declaring the proposed liquidation and dissolution of the Fund advisable and directed that it be submitted to the Shareholders for consideration. Several factors, including those described below, influenced the Board's determination that the Fund be closed and liquidated.

     Prior to the Board Meeting, the Board had been advised by the Adviser that the continued operation of the Fund at its current size was not economically feasible for the Shareholders. At the Board Meeting, the Adviser stated that it had reviewed a number of possible alternatives for the Fund, including: (i) continuation of the Fund with increased efforts to sell additional Shares of the Fund thereby increasing the Fund's assets; (ii) gradual liquidation of the Fund; and (iii) a prompt liquidation of the Fund. The Adviser reported to the Board that it had considered the viability of each alternative and had concluded that a prompt liquidation of the Fund was the best alternative consistent with the best interests of the Fund's Shareholders at this time even though liquidation of the Fund would be a taxable transaction for the Fund's Shareholders. SEE "FEDERAL INCOME TAX CONSEQUENCES" BELOW, INCLUDING A DISCUSSION OF CERTAIN TAX-DEFERRED ACCOUNTS BELOW. The Adviser believed that reasonable marketing efforts under current circumstances would not increase the Fund's size sufficiently to continue its operations. The Adviser reported that the merger or sale of the Fund into a similar registered investment company is not a realistic alternative due to the relatively small amount of assets under management in the Fund.

     The Adviser requested that the Board consider the liquidation of the Fund pursuant to the Plan of Liquidation. Based upon the Adviser's presentation and recommendation, as well as a careful and deliberate discussion of the facts and circumstances and alternatives presented to it, the Board concluded that the dissolution and liquidation of the Fund under the Plan of Liquidation is in the best interests of the Fund and its Shareholders. Upon the liquidation, shareholders in the Fund will receive a taxable cash distribution. See "Federal Income Tax Consequences" below.

Plan of Liquidation of the Fund

     The Plan of Liquidation (which is attached to this Proxy Statement as Exhibit A) provides for the complete liquidation of all of the assets of the Fund. If the Plan of Liquidation is approved, the Adviser will undertake to liquidate the remainder of the Fund's assets at market prices and on such terms and conditions as the Adviser shall determine to be reasonable and in the best interests of the Fund and its Shareholders.

Liquidation Value

     Subject to the approval of the Plan of Liquidation, the Fund's shareholders will each receive a distribution in an amount equal to the net asset value per share, as determined in accordance with the Fund's current prospectus. The Fund's prospectus was recently supplemented on November 5, 2004 to disclose the decision of the Board to discontinue all sales of new Shares in the Fund and to no longer accept purchase orders for shares of the Fund effective at the close of business on November 5, 2004 (as amended, the "Prospectus"). Shareholders will each receive such a distribution as soon as practicable after the consummation of the sale of all of the Fund's portfolio securities and the payment of or accrual for all of the Fund's known liabilities and obligations (each, a "Liquidation Distribution"). The Fund shall pay, discharge, or otherwise provide for the discharge of any and all liabilities prior to the Liquidation Date (as such term defined in Section 4 of the Plan of Liquidation). However, if the Fund is unable to discharge all of its liabilities prior to the Liquidation Date, it may retain cash or cash equivalents in an amount believed necessary to discharge such liabilities. Unpaid liabilities may include income dividends and capital gain distributions.

No Dissenter's Rights

     None of the Shareholders of the Fund will be entitled to exercise any dissenter's rights or appraisal rights with respect to the proposed liquidation and dissolution of the Fund. Shareholders will receive the per Share net asset value at the Liquidation Date.

Liquidation Distributions

     At present, the date or dates on which the Fund will pay Liquidation Distributions to its Shareholders and on which the Fund will be liquidated are not known to the Fund, but it is anticipated that if Shareholders adopt the Plan of Liquidation at the Special Meeting, the liquidation would occur on or prior to January 14, 2005. Shareholders will receive their respective Liquidation Distributions without any further action on their part.

     THE RIGHT OF A SHAREHOLDER TO REDEEM HIS OR HER SHARES OF THE FUND AT ANY TIME HAS NOT BEEN IMPAIRED AND WILL NOT BE IMPAIRED BY THE ADOPTION OF THE PLAN OF LIQUIDATION. THEREFORE, A SHAREHOLDER MAY REDEEM SHARES IN ACCORDANCE WITH

REDEMPTION PROCEDURES SET FORTH IN THE FUND'S PROSPECTUS WITHOUT THE NECESSITY OF WAITING FOR THE FUND TO TAKE ANY ACTION.

Federal Income Tax Consequences

     The following summary provides general information regarding the federal income tax consequences to the Fund resulting from its liquidation and dissolution, and to its Shareholders for their receipt of Liquidation Distributions from the Fund. The Fund has not sought a ruling from the U.S. Internal Revenue Service with respect to these matters. This summary generally applies to Shareholders who are individual U.S. citizens (other than dealers in securities) and does not address the particular federal income tax consequences that may apply to Shareholders that are, for example, corporations, trusts, estates, tax-exempt organizations, or non-resident aliens; nor does this summary address state or local tax consequences. The tax consequences discussed herein may affect Shareholders differently, depending on their particular tax situations unrelated to the receipt of a Liquidation Distribution. ACCORDINGLY, SHAREHOLDERS OF THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE THE FEDERAL, STATE, AND LOCAL INCOME OR OTHER TAX CONSEQUENCES OF RECEIVING A LIQUIDATION DISTRIBUTION IN LIGHT OF THEIR PARTICULAR TAX CIRCUMSTANCES.

     As discussed above, upon approval of the Plan of Liquidation by the Fund's Shareholders, the Fund will sell its assets and distribute the proceeds and any income to its Shareholders. The Fund anticipates that it will retain its qualification for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, during the Liquidation Period (as such term is defined in Section 2 of the Plan of Liquidation) and will make all required distributions so that it will not be taxed on any of the Fund's net gain, if any, realized from the sale of its assets.

     Liquidation Distributions received in cash are a taxable sale event to Shareholders and may result in a taxable gain or loss to Shareholders. A Shareholder who receives a Liquidation Distribution will be treated as having sold their Shares of the Fund for the amount of the Liquidation Distribution. Such Shareholder will recognize a gain or loss on that sale measured by the difference between the adjusted tax basis for the applicable Shares and the Liquidation Distribution. If the Shares are held as capital assets, the gain or loss will be characterized as a capital gain or loss. Capital gain or loss attributable to shares held for more than one year will constitute long-term capital gain or loss, while capital gain or loss attributable to Shares held for one year or less will be short-term. Shareholders should also be aware that the Fund is required to withhold up to 28% of Liquidation Distributions payable to any individuals and certain other non-corporate Shareholders who do not provide the Fund with a correct and valid U.S. taxpayer identification number.

         ***IMPORTANT INFORMATION FOR IRA'S AND OTHER QUALIFIED PLANS***

If your Fund Shares are held in an IRA account or other qualified retirement plan, you must reinvest this amount through your current retirement plan or another qualified retirement plan to avoid possible penalties and adverse tax consequences. Therefore, you should make arrangements to transfer and reinvest this amount into a qualified retirement plan to avoid such possible penalties and adverse tax consequences.

In addition, if your Fund Shares are held in an IRA account or other qualified retirement plan and the redemption check is made payable directly to you, the amount you receive may be reduced by any required federal or state income tax withholding. Please contact your financial advisor or the Fund at 1-800-773-3863 for more information.

Conclusion

     THE BOARD HEREBY RECOMMENDS VOTING FOR THE ABOVE PROPOSAL. IN THE EVENT THE PLAN OF LIQUIDATION IS NOT ADOPTED, THE BOARD WILL THEN CONSIDER WHAT ACTION, IF ANY, SHOULD BE TAKEN AT THAT TIME.

Ownership of Capital Securities

     The following table sets forth certain information regarding ownership of the Fund's Shares as of December 7, 2004, by (i) each person or entity known to the Fund who beneficially owns five percent or more of the Fund's outstanding Shares, (ii) each director and nominee to the Board of the Fund, (iii) each executive officer of the Fund (including the Principal Executive Officer) and the Fund's four most highly compensated executive officers who were serving in such capacity at the end of 2003, and (iv) all directors and executive officers of the Fund as a group. Except as otherwise indicated below, each person named in the table has sole voting and investment power with respect to the securities beneficially owned by them as set forth opposite their name.

                              INVESTOR CLASS SHARES

                                     Amount and Nature of       Percent of
    Beneficial Owner                 Beneficial Ownership         Class
    ----------------                 --------------------         -----

  Harry M. Bryant(1)                   47,916.294 shares           14.36%
  Samuel T. Currin(2)                  18,038.120 shares            5.41%
  Jack E. Brinson                            None                   *
  J. Buckley Strandberg                      None                   *
  James H. Speed, Jr.                        None                   *
  Richard K. Bryant(3)                 54,101.435 shares           16.21%
  Keith A. Lee                               None                   *
  Elmer O. Edgerton, Jr.                2,521.366 shares            *
  All directors and executive          56,622.801 shares           16.97%
     officers as a group (6 persons)

  * Less than one percent.

     (1) The address of such person is Post Office Box 940, Lowell, North Carolina 28098.
     (2) The address of such person is 1700 Pineview Street, Raleigh, North Carolina 27608.
     (3) The shares include the 47,916.294 shares reported for Harry M. Bryant above (shares over which Richard K. Bryant has voting authority).

The Fund's Investment Adviser, Principal Underwriter, and Administrator

     The address for the Adviser is 17 Glenwood Avenue, Post Office Box 32249, Raleigh, North Carolina 27622. The Fund's principal underwriter is Capital Investment Group, Inc. (the "Distributor"). The address for the Distributor is 17 Glenwood Avenue, Post Office Box 32249, Raleigh, North Carolina. The Fund's administrator is The Nottingham Management Company d/b/a The Nottingham Company (the "Administrator"). The address for the Administrator is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27801-0069.

Number of Shares Outstanding and Voting

     The Fund is an open-end registered investment company that has the authority to issue an unlimited number of Shares. As of the Record Date, there were 333,715.730 Investor Shares and no T Shares or an aggregate of 333,715.730 Shares of the Fund as of the Record Date that are outstanding and entitled to vote at the Special Meeting. At the Special Meeting, Shareholders are entitled to one vote for each full Share and a proportionate vote for each fractional Share held as of the Record Date, for an aggregate of 333,715.730 votes.

     The holders of a majority of the outstanding Shares of the Fund entitled to vote at the Special Meeting (a "quorum") must be present (in person or by proxy) in order to conduct business at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Plan of Liquidation are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Shareholders with respect to the reasons for the solicitation. The persons named as proxies will vote for or against an adjournment based on their determination of what is in the best interests of the Shareholders, taking into consideration the factors discussed above. A Shareholder vote may be taken for the Fund on one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval.

     A quorum being present, the vote of the holders of a majority of the Shares entitled to vote at the Special Meeting is required for approval of Proposal 1 (outlined above) for the liquidation and dissolution of the Fund pursuant to the provisions of the Plan of Liquidation attached hereto as Exhibit A.

     If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares of the Fund on a particular matter with respect to which the broker or nominee does have discretionary power) or is marked with an abstention, the Fund's Shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions and broker non-votes, however, will not be counted in determining the number of Shares voted for Proposal 1 (outlined above) and any other Shareholder proposal that may come before the Special Meeting.

     The duly appointed proxies or authorized persons may, at their discretion, vote upon such other matters as may properly come before the Special Meeting.

Revocation of Proxy

     Shareholders who execute proxies may revoke them at any time before they are exercised by delivering a written notice to John D. Marriott of North Carolina Shareholder Services, LLC, either at the Special Meeting or prior to the meeting date, at the Fund's principal executive offices at North Carolina Shareholder Services, LLC, 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27801-0069, by executing and delivering a later-dated proxy, or by attending the Special Meeting and voting in person.

Proxy Solicitation; Expenses

     Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, facsimile or personal interview conducted by certain officers or employees of the Fund or, if necessary, a commercial firm retained for this purpose. The Adviser will bear all of the costs of soliciting proxies from Shareholders, including the cost of assembling and mailing this Proxy Statement and the enclosed materials. In addition to mailings, proxies may be solicited personally, by telephone or electronically, by officers or employees of the Fund without additional compensation. The Fund intends to request brokers and banks holding Shares in their names or in the names of nominees to solicit proxies from customers owning such Shares, where applicable. The Adviser estimates that it will spend approximately $16,000 in total costs for soliciting Shareholder proxies.

Shareholder Proposals

     The current Amended and Restated Declaration of Trust and Amended and Restated By-Laws of the Trust provide that the Fund is not required to hold annual meetings of Shareholders. Proposals that Shareholders of the Fund intend to present for inclusion in the proxy materials with respect to any future annual meeting of Shareholders of the Fund must be received by the Fund within a reasonable period of time before the Fund begins to print and mail its proxy materials. A Shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Fund at North Carolina Shareholder Services, LLC, 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27801-0069. The submission by a Shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws.

Annual Report

     The Fund will furnish, without charge, a copy of the Annual Report (and the Fund's most recent semi-annual report succeeding the Annual Report, if any) to any Shareholders upon request by writing John D. Marriott at North Carolina Shareholder Services, LLC, 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27801-0069, or by calling 1-800-773-3863. This report does not form any part of the proxy solicitation material.

Other Business

     The Fund's management knows of no other business to be presented at the Special Meeting other than the matters set forth in this Proxy Statement. In the event that any matters other than those referred to in the accompanying Notice should properly come before and be considered at the Special Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.

     PLEASE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED SELF-ADDRESSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING BY DELIVERING A WRITTEN NOTICE TO THE FUND OR BY SUBMITTING A PROXY CARD BEARING A LATER DATE.

December 21, 2004

                                   BY ORDER OF THE BOARD OF TRUSTEES
                                   OF CAPITAL VALUE FUND

                                   /s/ Jack E. Brinson

                                   Jack E. Brinson
                                   Chairman

                                    EXHIBIT A
                                    ---------



                               PLAN OF LIQUIDATION
                                       OF
                               CAPITAL VALUE FUND

     Capital Value Fund (the "Fund"), a series of The Nottingham Investment Trust II, a Massachusetts business trust (the "Trust"), shall proceed with a complete liquidation of the Fund according to the procedures set forth in this Plan of Liquidation (the "Plan"). The Plan has been approved by the Board of Trustees of the Trust (the "Board") as being advisable and in the best interests of the Fund and its shareholders. The Board has directed that this Plan be submitted to the shareholders of the Fund (the "Fund's Shareholders"), for their approval or rejection in order to satisfy and comply with Section 11.2 of the Amended and Restated Declaration of Trust of the Trust. Upon approval of the Plan by the majority of the Fund's Shareholders, the Fund shall voluntarily dissolve and completely liquidate in accordance with the requirements of Massachusetts law, the Internal Revenue Code of 1986, as amended (the "Code") and applicable federal securities laws and rules, as follows:

     1. Adoption of Plan. The effective date of the Plan (the "Effective Date") shall be the date the Plan is approved by a majority of the Fund's Shareholders.

     2. Liquidation and Distribution of Assets. As soon as reasonably practicable after the Effective Date and depending on market conditions and consistent with the terms of this Plan (the "Liquidation Period"), the Fund and Capital Investment Counsel, Inc., as the Fund's investment adviser, shall have the authority to engage in such transactions as may be appropriate for the Fund's liquidation and dissolution, including, without limitation, consummation of the transactions described in this Plan.

     3. Provisions for Liabilities. The Fund shall pay or discharge or set aside a reserve fund for, or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, contingent liabilities.

     4. Distribution to Shareholders. As soon as practicable after the Effective Date, the Fund's remaining portfolio securities shall be liquidated and distributed pro rata as soon as reasonably practical after liquidation (the "Liquidation Date") to the remaining shareholders of record as of the close of business on the Effective Date all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund's books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund's books.

     5. Articles of Amendment. After the Liquidation Period the Fund shall prepare and file Articles of Amendment for acceptance by the Secretary of State of Massachusetts.

     6. Amendment or Abandonment of Plan. The Board may modify or amend this Plan at any time without shareholder approval if it determines that such action would be advisable and in the best interests of the Fund and the Fund's

Shareholders. In addition, the Board may abandon this Plan without shareholder approval at any time prior to the Effective Date if it determines that abandonment would be advisable and in the best interests of the Fund and the Fund's shareholders.

     7. Powers of Board and Officers. The Board and the officers of the Trust are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Trust deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of the Fund in accordance with the Code and Massachusetts law, including, without limitation, withdrawing any state registrations of the Fund and/or its shares, deregistering the Fund's shares, withdrawing any qualification to conduct business in any federal or state in which the Fund is so qualified and the preparation and filing of any tax returns.

     8. Termination of Business Operations. The Board's previous directive to discontinue all sales of the Fund's shares and to no longer accept purchase orders for shares of the Fund shall remain in place. In addition, upon the Effective Date, the Fund shall cease to conduct any further business except as shall be necessary in connection with the effectuation of its liquidation and dissolution. Also, the Fund's Plan of Distribution Pursuant to Rule 12b-1 shall terminate on the Effective Date.

     9. Expenses. The expenses of carrying out the terms of this Plan shall be borne by the Fund's investment adviser, whether or not the liquidation contemplated by this Plan is effected.



     Dated: November 5, 2004

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                 Registration                                             Valid Signature
                 ------------                                             ---------------

         CORPORATE ACCOUNTS
             (1)  ABC Corp............................................  ABC Corp. John Doe, Treasurer
             (2)  ABC Corp............................................  John Doe, Treasurer
             (3)  ABC Corp. c/o John Doe..............................  John Doe, Treasurer
             (4)  ABC Corp. Profit Sharing Plan.......................  John Doe, Trustee

         PARTNERSHIP ACCOUNTS
             (1)  The ABC Partnership.................................  Jane B. Smith, Partner
             (2)  Smith and Jones, Limited Partnership................  Jane B. Smith, General Partner

         TRUST ACCOUNTS
             (1)  ABC Trust...........................................  Jane B. Doe, Trustee
             (2)  Jane B. Doe, Trustee u/t/d 12/28/78.................  Jane B. Doe, Trustee

         CUSTODIAL OR ESTATE ACCOUNTS
             (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
                     UGMA/UTMA........................................  John B. Smith
             (2) Estate of John B. Smith.............................  John B. Smith, Jr., Executor

                       The Nottingham Investment Trust II


                               CAPITAL VALUE FUND


               SPECIAL MEETING OF SHAREHOLDERS ON JANUARY 7, 2005
               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints C. Frank Watson III and Julian G. Winters, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above referenced fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of North Carolina Shareholder Services, LLC, the Trust's dividend and transfer agent, 116 South Franklin Street, Rocky Mount, North Carolina 27802, at 3:00 p.m. eastern time on January 7, 2005, or at any adjournment thereof, on the proposal described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated December 21, 2004, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

     The Board of Trustees recommends voting "FOR" the proposal.


Proposal to approve the Plan of Liquidation with respect to the Capital Value Fund.

              FOR            AGAINST           ABSTAIN

              ( )              ( )               ( )

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.





                          [name/shares/account number]




In order to vote your shares, please sign and date this card and return it in the envelope provided. By returning this card, you authorize the proxies to vote on the proposal as marked, or, if not marked, your shares will be voted in favor of the proposal to approve the Plan of Liquidation with respect to the Capital Value Fund.

Signature:                                 Signature (if shares held jointly):

By: __________________________________     By: ________________________________

Print Name: __________________________     Print Name: _________________________

Dated: __________________, 200__           Dated: __________________, 200__


Please sign your name or names as they appear to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc., should so indicate.